UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2018

Atlanticus Holdings Corporation
(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on February 23, 2018, Atlanticus Holdings Corporation (the “Company”) received a notice on February 20, 2018 from the Listing Qualification staff of The NASDAQ Stock Market (“NASDAQ”) that the market value of publicly held shares of the Company had been below the minimum of $15,000,000 for the previous 30 consecutive business days, which is required for continued listing on The NASDAQ Global Select Market pursuant to NASDAQ Listing Rule 5450(b)(2)(C) (the “Listing Rule”).

Pursuant to NASDAQ Listing Rule 5810(c)(3)(D), NASDAQ provided the Company with 180 calendar days, or until August 20, 2018, to regain compliance with the Listing Rule, during which time the market value of the Company’s publicly held shares must have been at least $15,000,000 for a minimum of 10 consecutive business days.

The Company did not regain compliance with the Listing Rule by August 20, 2018. Accordingly, on August 21, 2018, the Company received a letter from the Listing Qualification staff of NASDAQ notifying it that the Company’s common stock would be delisted from The NASDAQ Global Select Market on August 30, 2018 unless the Company requests a hearing before the NASDAQ Hearings Panel (the “Hearings Panel”).

On August 27, 2018, the Company will request a hearing before the Hearings Panel at which it will present its plan of compliance and a request for a further extension of time. The Hearings Panel has the discretion to grant the Company up to an additional 180 calendar days from August 21, 2018 to regain compliance with the Listing Rule. The Company’s hearing request will automatically stay any delisting or suspension action pending the issuance of a final decision by the Hearings Panel and the expiration of any further extension granted by the Hearings Panel. During this period, the Company’s common stock will continue to trade uninterrupted on The NASDAQ Global Select Market under the symbol “ATLC.”

Although there can be no assurance that the Hearings Panel will grant the Company an additional extension of the compliance period, the Company is actively considering alternatives that it believes will allow it to achieve compliance with the Listing Rule. Alternatively, the Company may apply to transfer its listing to The NASDAQ Capital Market.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which are beyond our control. We caution you that the forward-looking statements presented herein are not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking statements contained herein.

Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Forward-looking statements contained herein include, without limitation, statements regarding the maintenance of the Company’s common stock listing on NASDAQ, the availability of an additional extension period to regain compliance with the Listing Rule, the Company regaining compliance with the Listing Rule, the transfer of the Company’s common stock listing to The NASDAQ Capital Market and related expectations and assumptions.

A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Quarterly Report on Form 10-Q filed on August 14, 2018. Any forward-looking statements included herein are made only as of the date hereof, and we do not undertake any obligation to update or revise such statements to reflect any changes in expectations, or any changes in events or circumstances on which those statements are based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: August 24, 2018	By:	/s/ William R. McCamey
		Name:	William R. McCamey
		Title:	Chief Financial Officer